UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 12, 2022

WeTrade Group Inc.
(Exact name of Company as specified in charter)

Wyoming	7374	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Room 101, Level 1 Building 8,

No. 18, Kechuang 10th Street,

Beijing Economic and Technological Development Zone

PRC 100020

+86-135-011-76409

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2022, the Board of Directors, Nominating Committee and Compensation Committee approved the appointment of Mr. Hanfeng Li as the Vice President of Wetrade Group Inc. (the “Company”), effective October 13, 2022.

Mr. Hanfeng Li has held senior management positions in many companies, such as Tencent, at which he has been working since 2012. He served as the Senior Manager of Tenpay between 2013 and 2015, and Business Manager at WeChatPay Product Department from 2013 to 2016. He had been engaged in the development of various payment products, including WeChat Pay, QQ Wallet and Tenpay. His responsibilities at Tencent included designing industrial strategies, devising business expansion proposal, modeling financial service tools, and working with major banks in China to develop client relationships. Prior to joining Tencent, Mr. Li worked as a senior client manager at Ali Pay from 2010 to 2012.

Mr. Li does not have a family relationship with any director or executive officer of the Company. He has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

On October 10, 2022, the Company entered into an employment agreement with Mr. Hanfeng Li, pursuant to which the employment will be for a term of three years and Mr. Li will receive an annual compensation of RMB 480,000 (approximately USD 66,898), effective October 12, 2022. The employment agreement is qualified in its entirety by reference to the complete text of the agreement, which is filed hereto as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure.

The information responsive to Item 7.01 of this Form 8-K and Exhibits 99.1, 99.2 and 99.3 attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement with Hanfeng Li dated October 10, 2022.
99.1	WeTrade Group Appoints Mr. Hanfeng Li as its Vice President and the President of WTPay
99.2	WeTrade Group Announces strategic alliance for global social E-commerce and Payment Business
99.3	WeTrade Group Announces the Launch of Global Payment System WTPay and Development Plan of Health Business
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETRADE GROUP INC.

Date: October 18, 2022	By:	/s/ Pijun Liu
	Name:	Pijun Liu
	Title:	CEO

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